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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 12, 1999

                       Advanced Communications Group, Inc.
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               (Exact name of registrant as specified in its charter)

             Delaware                   001-13875                 76-0549396
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


   390 S. Woods Mill Road, Suite 150, St. Louis, Missouri            63017
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (314) 205-8668
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         The Company's press release dated April 12, 1999, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         C.  Exhibits

             99   Additional Exhibits

                  (a) Press Release issued by Advanced Communications Group, Inc. dated April 12, 1999

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                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED COMMUNICATIONS GROUP, INC.



                                    By: /s/ James F. Cragg
                                        ---------------------------------------
                                        James F. Cragg
                                        President and Chief Operating Officer

Date: April 14, 1999

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                                  EXHIBIT INDEX

      These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:


Exhibit No.       Description
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     1            Omitted - Inapplicable.
     2            Omitted - Inapplicable.
     4            Omitted - Inapplicable.
     16           Omitted - Inapplicable.
     17           Omitted - Inapplicable.
     20           Omitted - Inapplicable.
     23           Omitted - Inapplicable.
     24           Omitted - Inapplicable.
     27           Omitted - Inapplicable.
     99           Press Release issued by Advanced Communications Group, Inc.
                  dated April 12, 1999.

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